SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                ----------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 URBANA.CA, INC.
             (Exact Name of Registrant as Specified in its Charter)

             NEVADA                                    88-0393257
             ------                                    ----------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)


                        750 WEST PENDER STREET, SUITE 804
                       VANCOVER, BRITISH COLUMBIA V6C 2T8
                                 (604) 682-8445
                    (Address of Principal Executive Offices)

                                   Copies to:

                             Clayton E. Parker, Esq.
                               Troy J. Rillo, Esq.
                           Kirkpatrick & Lockhart LLP
                      201 S. Biscayne Boulevard, Suite 2000
                              Miami, Florida 33131
                                 (305) 539-3300



If this form relates to the If this form relates to the registration of a class of pursuant to registration of a class of securities
Section   12(b)  of  the  Exchange  Act   pursuant  to  Section   12(g)  of  the
securities A.(c), and is effective Exchange Act and is effective pursuant pursuant to General Instruction [ ] to General Instruction A.(d), please
please check the following box.           check the following box. [ X ]

Securities  Act  registration  statement file number to which this form relates:
333-70680

Securities to be registered pursuant to
Section 12(b) of the Act:

           Title of Each Class                 Name of Each Exchange on Which
           to be so Registered                 each class is to be Registered
           -------------------                 ------------------------------

           None                                None

Securities to be registered pursuant to Section 12(g) of the Act:

           Common Stock, par value $0.001

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.
         -------------------------------------------------------

         This information is incorporated by reference to the Registrant's Registration Statement on Form SB-2 (File No. 333-70680), filed with the Securities and Exchange Commission on October 2, 2001, as amended (the "REGISTRATION STATEMENT"), in the section entitled "Description of Capital Stock."

ITEM 2.  EXHIBITS.
         --------

         (a) The following exhibits are filed as part of this registration statement:

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                                  EXHIBIT INDEX
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NUMBER    EXHIBIT DESCRIPTION
-------   ----------------------------------------------------------------

2.1 Articles of Merger and Merger Agreement of Foreign Corporation into Integrated Carbonics Corp., dated October 31, 1997 (incorporated by reference to Exhibit 2 to the Registration Statement on Form 10-SB/A filed on December 17, 1998).

2.2 Amalgamation Agreement between Urbana.ca Enterprises Corp., Enersphere.com, Inc., and E-Bill Direct Inc., dated March 3, 2000 (incorporated by reference to Exhibit 2.2 of the Form 10-QSB filed on May 17, 2000).

3.1 Articles of Incorporation, dated October 9, 1997 (incorporated by reference to Exhibit 3.1 of the Registration Statement on Form 10-SB/A filed on December 17, 1998).

3.2 Certificate of Amendment of Articles of Incorporation, dated June 7, 1999 (incorporated by reference to Exhibit 3.2 of the Registration Statement on Form SB-2 filed on October 2, 2001).

3.3 Certificate of Amendment to Articles of Incorporation, dated July 16, 1999 (incorporated by reference to Exhibit 3.2 of the Form 10-QSB filed on November 15, 1999).

3.4       Certificate of Amendment of Articles of Incorporation, August 16, 2000
          (incorporated   by  reference  to  Exhibit  3.4  of  the  Registration
          Statement on Form SB-2 filed on October 2, 2001).

3.5 Bylaws (incorporated by reference to Exhibit 3.2 of the Registration Statement on Form 10-SB/A filed on December 17, 1999).

4.1 Integrated Carbonics Corp. 1999 Stock Option Plan, dated July 27, 1999 (incorporated by reference to Exhibit 4 to the Form 10-QSB filed on November 15, 1999).

4.2 Form of Loan Agreement and Promissory Note between Urbana and lenders (incorporated by reference to Exhibit 4.2 of the Amendment of the Form SB-2 filed on June 28, 2001).

4.3 Retainer Stock Plan for Non-Employee Directors and Consultants (incorporated by reference to Exhibit 4.1 of the Form S-8 filed on February 24, 2000).

4.4 Form of Private Placement Subscription Agreement between Urbana and investors (incorporated by reference to Exhibit 4.2 of the Registration Statement on Form SB-2 filed on August 18, 2000).

4.5 Form of Unit Warrants to Subscribe for Common Shares issued by Urbana to investors on April 27, 2000 (incorporated by reference to Exhibit
          4.3 of the Registration Statement on Form SB-2 filed on August 18,
          2000).

4.6 Form of Non-Assignable Agent's Compensation Options to Acquire Units, issued by Urbana to Groome Capital.com, Inc. on April 27, 2000 (incorporated by reference to Exhibit 4.4 of the Registration Statement on Form SB-2 filed on August 18, 2000).

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                                  EXHIBIT INDEX
--------------------------------------------------------------------------------

NUMBER    EXHIBIT DESCRIPTION
-------   ----------------------------------------------------------------

4.7 Form of Non-Assignable Agent's Warrants to Acquire Common Shares, issued by Urbana to Groome Capital.com, Inc. on April 27, 2000 (incorporated by reference to Exhibit 4.5 of the Registration Statement on Form SB-2 filed on August 18, 2000).

4.8 Non-Assignable Agent's Warrants to Acquire Compensation Options, issued by Urbana to Groome Capital, Inc. on April 27, 2000 (incorporated by reference to Exhibit 4.6 of the Registration Statement on Form SB-2 filed on August 18, 2000).

4.9 Form of Addendum to Loan Agreement between Urbana and lenders (incorporated by reference to Exhibit 4.6 of the Registration Statement on Form SB-2 filed on August 18, 2000).

4.10 Form of Unit Warrants to Subscribe for Common Shares to be issued by Urbana to holders of convertable loans (incorporated by reference to Exhibit 4.7 of the Registration Statement on Form SB-2 filed on August 18, 2000).

4.11 Form of Common Stock Purchase Warrant to be issued by Urbana to Ladenburg Thalmann & Co. Inc. (incorporated by reference to Exhibit
          4.8 of the Registration Statement on Form SB-2 filed on August 18,
          2000).

4.12 Form of Securities Purchase Agreement between Urbana and investors (including exhibits) (incorporated by reference to Exhibit 4.9 of the Amendment on the Registration Statement on Form SB-2 filed on June 28,
          2001).

4.13 Form of Addendum to Loan Agreement (Amendment No. 2) between Urbana and lenders (incorporated by reference to Exhibit 4.13 of the Amendment on the Registration Statement on Form SB-2 filed on June 28,
          2001).

4.14 Consulting Agreement between Urbana and Jacob Angrest, dated March 29, 2001 (incorporated by reference to Exhibit 4.2 of the Form S-8 POS filed on June 12, 2001).

4.15 Amended and Restated Retainer Stock Plan for Non- Employee Directors and Consultants, dated April 1, 2001 (incorporated by reference to Exhibit 4.3 of the Form S-8 POS filed on June 12, 2001).

4.16 Media Consulting Contract between Urbana and Loretta Paul, doing business as Gruntwerk Media Enterprises, dated April 2, 2001 (incorporated by reference to Exhibit 4.4 of the Form S-8 POS filed on June 6, 2001).

4.17 Agreement for Consulting Services between Urbana Enterprises Corp. and Mark Enchin, dated April 20, 2001 (incorporated by reference to
          Exhibit 4.5 of the Form S-8 POS filed on June 6, 2001).

4.18 Agreement for Consulting Services between Urbana and William Haseltine, dated June 8, 2001 (incorporated by reference to Exhibit
          4.6 of the Form S-8 POS filed on June 12, 2001).

5 Opinion Re: Legality (incorporated by reference to Exhibit 5 of the Registration Statement on Form SB-2 filed on October 2, 2001).

10.1 Agreement on Establishment of Sino Equity Joint Venture, China-Canada Liumao Graphite Products Co. Ltd., dated September 9, 1997 (incorporated by reference to Exhibit 10.3 of the Registration Statement on Form 10-SB/A filed on December 17, 1998).

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                                  EXHIBIT INDEX
--------------------------------------------------------------------------------

NUMBER    EXHIBIT DESCRIPTION
-------   ----------------------------------------------------------------

10.2 Cooperative Joint Venture Agreement between Da-Jung Resource Corp. and Heilongjiang Geological and Mining Technology Development Corp., dated September 9, 1997 (incorporated by reference to Exhibit 10.5 of the Registration Statement on Form 10-SB/A filed on December 17, 1998).

10.3 Agreement between PLR, Inc. and Da-Jung Resource Corp., dated September 22, 1997 and PLR, Inc. (incorporated by reference to Exhibit
          10.1 of the Registration Statement on Form 10-SB/A filed on December 17, 1998).

10.4 Agreement between Integrated Carbonics Corp. and Da-Jung Resource Corp., dated October 7, 1997 (incorporated by reference to Exhibit
          10.2 of the Registration Statement on Form 10-SB/A filed on December 17, 1998).

10.5 Equity Joint Venture Agreement between Integrated Carbonics Corp. and Liumao Graphite Mine, dated November 10, 1997 (incorporated by reference to Exhibit 10.4 of the Registration Statement on Form 10-SB/A filed on December 17, 1998).

10.6 Share Exchange and Share Purchase Agreement between Urbana, ICC Integrated Carbonics (Canada) Corp., and Enersphere.com, Inc., dated December 1, 1999 (incorporated by reference to Exhibit 10.6 of the Form 10-QSB filed on May 17, 2000).

10.7 Management Agreement between Urbana, Enersphere.com, Inc., and Rick Whittaker, dated December 22, 1999 (incorporated by reference to
          Exhibit 10.7 of the Amendment on the Registration Statement on Form SB-2 filed on June 28, 2001).

10.8 Management Agreement between Urbana, Enersphere.com, Inc., and John Cullen, dated December 22, 1999 (incorporated by reference to Exhibit
          10.8 of the Amendment on the Registration Statement on Form SB-2 filed on June 28, 2001).

10.9 Share Exchange and Share Purchase Agreement between Urbana, ICC Integrated Carbonics (Canada) Corp., and Urbana.ca Enterprises Corp., dated January 4, 2000 (incorporated by reference to Exhibit 10.7 of the Form 10-QSB filed on May 17, 2000).

10.10 Management Agreement between Urbana and Jason Cassis, dated January 4, 2000 (incorporated by reference to Exhibit 10.8 of the Registration Statement on Form SB-2 filed on August 18, 2000).

10.11 Management Agreement between Urbana and Gregory Alexanian, dated January 4, 2000 (incorporated by reference to Exhibit 10.11 of the Amendment on the Registration Statement on Form SB-2 filed on June 28,
          2001).

10.12 Share Exchange and Share Purchase Agreement between Urbana, ICC Integrated Carbonics (Canada) Corp., and E-Bill Direct, Inc., dated January 10, 2000 (incorporated by reference to Exhibit 10.8 of the Form 10-QSB filed on May 17, 2000).

10.13 Management Contract between Urbana and David Groves, dated January 10, 2000 (incorporated by reference to Exhibit 10.8 of the Amendment to the Registration Statement on Form SB-2 filed on March 27, 2001).

10.14 Management Agreement between Urbana, E-Bill Direct, Inc., and Henry Tyler, dated January 10, 2000 (incorporated by reference to Exhibit
          10.14 of the Amendment to the Registration Statement on Form SB-2 filed on June 28, 2001).

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                                  EXHIBIT INDEX
--------------------------------------------------------------------------------

NUMBER    EXHIBIT DESCRIPTION
-------   ----------------------------------------------------------------

10.15 License Agreement between Urbana, Eagle Wireless International, Inc., and USA Video Interactive Corp., dated January 13, 2000 (incorporated by reference to Exhibit 10.10 of the Amendment to the Registration Statement on Form SB-2 filed on December 14, 2000).

10.16 Exclusivity Agreement between Urbana.ca Enterprises Corp. and Eagle Wireless International, Inc., dated January 17, 2000 (incorporated by reference to Exhibit 10.9 of the Form 10-QSB filed on May 17, 2000).

10.17 Agency Agreement between Urbana and Groome Capital.com, Inc., dated April 10, 2000 (incorporated by reference to Exhibit 10.12 of the Registration Statement on Form SB-2 filed on August 18, 2000).

10.18 Administration and Services Agreement between Urbana, Groome Capital.com, Inc., and InvestIn.com Securities Corp., dated April 10, 2000 (incorporated by reference to Exhibit 10.13 of the Registration Statement on Form SB-2 filed on August 18, 2000).

10.19 Special Warrant Agreement between Urbana and Pacific Corporate Trust Company, dated April 27, 2000 (incorporated by reference to Exhibit
          10.14 of the Registration Statement on Form SB-2 filed on August 18,
          2000).

10.20 Share Purchase Warrant Agreement between Urbana and Pacific Corporate Trust Company, dated April 27, 2000 (incorporated by reference to
          Exhibit 10.15 of the Registration Statement on Form SB-2 filed on August 18, 2000).

10.21 Escrow Agreement between Urbana, Groome Capital.com, Inc., and Pacific Corporate Trust Company, dated April 27, 2000 (incorporated by reference to Exhibit 10.16 of the Registration Statement on Form SB-2 filed on August 18, 2000).

10.22 Letter Agreement between Urbana and Ladenburg Thalmann & Co. Inc., dated June 15, 2000 (incorporated by reference to Exhibit 10.16 of the Registration Statement on Form SB-2 filed on August 18, 2000).

10.23 Letter of Intent between Urbana and World Sales & Marketing, Inc., dated September 8, 2000 (incorporated by reference to Exhibit 10.18 of the Form 10-QSB filed on November 14, 2000).

10.24 Consulting Agreement between Urbana and Eagle Wireless International, Inc., dated December 19, 2000 (incorporated by reference to Exhibit
          10.24 of the Registration Statement on Form SB-2 filed on October 2,
          2001).

10.25 Placement Agent Agreement (convertible debenture) between Urbana and May Davis Group, Inc., dated December 27, 2000 (including exhibits) (incorporated by reference to Exhibit 10.25 of the Registration Statement on Form SB-2 filed on June 28, 2001).

10.26 Distributorship Agreement between Urbana Enterprises Corp. and J.D. Donahue and Associates Inc., dated February 7, 2001 (incorporated by reference to Exhibit 10.22 of the Registration Statement on Form SB-2 filed on March 27, 2001).

10.27 Houston System Access Agreement between Urbana Enterprises Corp. and Eagle Wireless International, Inc., dated March 15, 2001 (incorporated by reference to Exhibit 10.22 of the Form 10-QSB filed on May 11,
          2001).

16.1 Letter on change in certifying accountant (incorporated by reference to Exhibit 16 of the Form 8-K/A filed on October 25, 2000).

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                                  EXHIBIT INDEX
--------------------------------------------------------------------------------

NUMBER    EXHIBIT DESCRIPTION
-------   ----------------------------------------------------------------

16.2 Letter on change in certifying accountant (incorporated by reference to Exhibit 16 of the Form 8-K filed on October 26, 2000).

21 Subsidiaries of Urbana (incorporated by reference to Exhibit 21 of the Form 10-KSB filed on March 31, 2000).

23.1 Consent of Accountants (incorporated by reference to Exhibit 23.1 of the Registration Statement on Form SB-2 filed on October 2, 2001).

23.2 Consent of Counsel (incorporated by reference to Exhibit 23.2 of the Registration Statement on Form SB-2 filed on October 2, 2001).

                                    SIGNATURE


                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                   URBANA.CA, INC.



October 9, 2001                    By:/s/ David M. Groves
                                      -------------------------------------
                                            David M. Groves, President